                                  EXHIBIT 23.1






                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-83846, 333-60357 and 333-69417) of Northstar Computer Forms, Inc. of our report dated April 7, 2000, relating to the financial statements of the Northstar Computer Forms, Inc. 401(k) Profit Sharing Plan, which appears in this Form 11-K.




                                                  /S/ PRICEWATERHOUSECOOPERS LLP


Minneapolis, Minnesota
April 7, 2000